                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

PRESS CONTACT:                                         INVESTOR CONTACT:
Fred Bateman                                           Jane Underwood
Bateman Group                                          Vitria Investor Relations
415-503-1818                                           408-212-2608
fbateman@bateman-group.com                             junderwood@vitria.com


                     VITRIA ANNOUNCES FIRST QUARTER RESULTS
                   COMPANY POSTPONES INVESTOR CONFERENCE CALL

SUNNYVALE, Calif. April 21, 2004 - Vitria (Nasdaq:VITR), a leading provider of business process integration solutions, today announced results for the first quarter ended March 31, 2004. Vitria also announced that it was postponing its previously-scheduled investor conference call to Thursday, April 22, 2004. Company management will host the conference call at 4:30 p.m. EDT/1:30 p.m. PDT.

o For the first quarter of 2004, total revenue was $14.2 million, compared with $22.6 million for the same period in 2003 and $21.3 million for the fourth quarter of 2003.

o License revenue for the first quarter of 2004 was $3.4 million, compared with $10.5 million for the same period in 2003 and $8.3 million for the fourth quarter of 2003.

o Service and other revenue for the first quarter of 2004 was $10.9 million compared with $12.1 million for the same period in 2003 and $13.0 million for the fourth quarter of 2003.

o Gross margin was 56 percent for the first quarter of 2004, compared to 69 percent for the same period in 2003 and 74 percent for the fourth quarter of 2003.

o Total cost of sales and operating expenses were $20.9 million for the first quarter of 2004, compared with $43.5 million for the same period in 2003 and $21.9 million for the fourth quarter of 2003.

o Based on Generally Accepted Accounting Principles (GAAP), the net loss for the first quarter of 2004 was $6.6 million, or $0.20 per share, compared with a net loss of $20.7 million, or $0.64 per share, for the same period in 2003, and a net loss of $430,000, or $0.01 per share, for the fourth quarter of 2003.

o Total cash and short-term investment balances as of March 31, 2004 were $91.0 million, compared to $91.5 million as of December 31, 2003.

     About Vitria

          Vitria Technology, Inc. (Nasdaq:VITR) a leading provider of award-winning business process integration products and solutions, combines technology leadership with industry expertise in healthcare and insurance, financial services, telecommunications and manufacturing to dramatically improve strategic business processes across systems, people and trading partners. With 23 offices around the world, Vitria's customer base includes blue chip companies such as AT&T, Bell Canada, Bell South, The Blue Cross Blue Shield Association, BP, BT, DaimlerChrysler Bank, Generali, Nissan, The Goodyear Tire & Rubber Company, PacifiCare Health Systems, Reynolds & Reynolds, Royal Bank of Canada, Schneider Logistics, Sprint, Trane, and the U.S. Departments of Defense and Veterans Affairs. For more information call +1-408-212-2700, email info@vitria.com or visit www.vitria.com

                                      # # #

VITRIA IS A REGISTERED TRADEMARK OF VITRIA TECHNOLOGY, INC. ALL OTHER COMPANY NAMES MENTIONED ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS AND ARE MENTIONED FOR IDENTIFICATION PURPOSES ONLY.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: THIS PRESS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS, INCLUDING STATEMENTS RELATING TO NEW PRODUCTS, FUTURE REVENUE GROWTH, GOALS AND FUTURE BUSINESS OPPORTUNITIES THAT ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE REFERRED TO IN THE FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE BUT ARE NOT LIMITED TO: FAILURE TO MEET FINANCIAL AND PRODUCT EXPECTATIONS OF ANALYSTS AND INVESTORS; RISK RELATED TO MARKET ACCEPTANCE OF VITRIA'S PRODUCTS AND ALLIANCE PARTNERS' PRODUCTS; DEPLOYMENT DELAYS OR ERRORS ASSOCIATED WITH THESE AND OTHER PRODUCTS OF VITRIA AND PARTNERS; HARDWARE PLATFORM INCOMPATIBILITIES; THE NEED TO MAINTAIN AND ENHANCE CERTAIN BUSINESS RELATIONSHIPS WITH SYSTEM INTEGRATORS AND OTHER PARTIES; THE ABILITY TO MANAGE GROWTH, ACTIVITIES BY VITRIA AND OTHERS REGARDING PROTECTION OF PROPRIETARY INFORMATION; RELEASE OF COMPETITIVE PRODUCTS AND OTHER ACTIONS BY COMPETITORS AND ECONOMIC CONDITIONS IN DOMESTIC AND FOREIGN MARKETS. THESE AND OTHER RISKS RELATED TO VITRIA ARE DETAILED IN VITRIA'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, FILED WITH THE SEC ON MARCH 12, 2004. VITRIA DOES NOT UNDERTAKE AN OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS.

Vitria Technology, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share information)

                                                                       Three Months Ended
                                                           March 31,      December 31,       March 31,
                                                             2004             2003             2003
                                                         ------------     ------------     ------------
                                                          (unaudited)      (unaudited)     (unaudited)
Revenues
   License                                               $      3,391     $      8,264     $     10,549
   Service and other                                           10,858           13,017           12,056
                                                         ------------     ------------     ------------
Total revenues                                                 14,249           21,281           22,605

Cost of revenues
   License                                                        198              138               94
   Service and other                                            6,088            5,446            7,015
                                                         ------------     ------------     ------------
Total cost of revenues                                          6,286            5,584            7,109

Operating expenses
   Sales and marketing                                          6,567            7,837           13,020
   Research and development                                     4,656            4,357            5,271
   General and administrative                                   3,282            2,740            3,899
   Stock based compensation                                        41               61              153
   Restructuring charges                                           54            1,269           14,008
                                                         ------------     ------------     ------------
Total operating expenses                                       14,600           16,264           36,351

                                                         ------------     ------------     ------------
Loss from operations                                           (6,637)            (567)         (20,855)
   Other income, net                                              111              213              205
                                                         ------------     ------------     ------------
Net loss before income taxes                                   (6,526)            (354)         (20,650)
   Provision for income taxes                                     120               76               65
                                                         ------------     ------------     ------------
Net loss                                                 $     (6,646)            (430)    $    (20,715)
                                                         ============     ============     ============
Basic and diluted net loss per share                     $      (0.20)           (0.01)    $      (0.64)
                                                         ============     ============     ============

Weighted average shares used in calculating basic
   and diluted net loss per share                              32,816           32,734           32,530

Vitria Technology, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

                                                                    March 31,       December 31,
                                                                      2004             2003
                                                                  ------------      ------------
                                                                   (unaudited)           *
Assets
   Current assets
      Cash and cash equivalents                                   $      8,849      $      8,782
      Short-term investments                                            82,113            82,754
      Accounts receivable, net                                          10,855            15,471
      Other current assets                                               3,290             3,568
                                                                  ------------      ------------
         Total current assets                                          105,107           110,575

   Property and equipment, net                                           2,177             2,805
   Other assets                                                            733               745
                                                                  ------------      ------------
                Total assets                                      $    108,017      $    114,125
                                                                  ============      ============

Liabilities and Stockholders' Equity
   Current liabilities
      Accounts payable                                            $      2,111      $      1,837
      Accrued compensation                                               3,542             3,743
      Accrued liabilities                                                3,550             3,783
      Accrued restructuring expenses                                     6,071             6,831
      Deferred revenue                                                  16,314            13,864
                                                                  ------------      ------------
         Total current liabilities                                      31,588            30,058

   Long-term liabilities
      Accrued restructuring expenses                                    10,693            11,980
      Other long-term liabilities                                          115               131
                                                                  ------------      ------------
         Total long-term liabilities                                    10,808            12,111

   Stockholders' Equity
      Common stock                                                          33                33
      Additional paid-in capital                                       274,104           273,854
      Unearned stock-based compensation                                    (38)              (79)
      Notes receivable from stockholders                                  (125)             (193)
      Accumulated other comprehensive income (loss)                        587               635
      Accumulated deficit                                             (208,444)         (201,798)
      Treasury stock                                                      (496)             (496)
                                                                  ------------      ------------
         Total stockholders' equity                                     65,621            71,956
                                                                  ------------      ------------
                Total liabilities and stockholders' equity        $    108,017      $    114,125
                                                                  ============      ============

*Derived from audited financial statements